UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2010

FIRST CAPITAL, INC.
(Exact Name Of Registrant As Specified In Charter)

Indiana	0-25023	35-2056949
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

220 Federal Drive, N.W., Corydon, Indiana 47112
(Address Of Principal Executive Offices) (Zip Code)

(812) 738-2198
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencment communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencment communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-2(c))

Item 2.02                      Results of Operations and Financial Condition.

On October 22, 2010, First Capital, Inc., the holding company for First Harrison Bank, announced its financial results for the quarter ended September 30, 2010.  The press release announcing financial results for the quarter ended September 30, 2010 is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(c)	Exhibits

Number	Description

99.1	Press Release Dated October 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL, INC.

Dated: October 22, 2010	By:	/s/ M. Chris Frederick
M. Chris Frederick
Senior Vice President and Chief Financial Officer